EXHIBIT 8.1

Consolidated Companies Composing Registrant

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

AS OF DECEMBER 31, 2002

Company	Location(*)	Line of Business	Direct	Indirect	Total		Capital Stock	Reserves	Net Income (Loss) for 2002	Net Investment G.E.
			Percentage of Ownership				Thousands of Euros(**)
ADMINISTRAD. DE FONDOS PARA EL RETIRO-BANCOMER,S.A DE C.V.	MEXICO	PENSIONS	17.50	82.50	100.00		14,309	76,903	99,212	432,787
ADMINISTRADORA DE FONDOS DE PENSIONES PROVIDA (AFP PROVIDA)	CHILE	PENSIONS	12.70	51.62	64.32		107,465	94,078	52,031	182,453
AEROCER, S.A. DE C.V.	MEXICO	SERVICES	0.00	100.00	100.00		4,717	6,030	169	10,877
AFP CRECER, S.A.	EL SALVADOR	PENSIONS	0.00	62.08	62.08		22,450	-5,388	5,706	16,832
AFP GENESIS ADMINISTRADORA DE FONDOS, S.A.	ECUADOR	PENSIONS	0.00	100.00	100.00		726	533	475	1,673
AFP HORIZONTE, S.A.	PERU	PENSIONS	24.85	75.15	100.00		4,951	3,970	18,687	91,822
AFP PREVISION BBV-ADM.DE FONDOS DE PENSIONES S.A.	BOLIVIA	PENSIONS	75.00	5.00	80.00		2,734	170	2,888	3,959
ALGORTA, S.A.	BILBAO	PORTFOLIO	100.00	0.00	100.00		3,010	3,186	204	6,197
ALIMENTACION, S.A. DE	BILBAO	PORTFOLIO	0.00	100.00	100.00		26,504	31,173	1,633	59,310
ALMACENES GENERALES DE DEPOSITO, S.A.E. DE	BILBAO	PORTFOLIO	83.90	16.10	100.00		14,934	13,876	2,520	12,646
ALTA VENTURES SOC.GEST.DE FONDOS CAPITAL RIESGO, S.A.	MADRID	FINANCE	0.00	100.00	100.00		301	60	-2	369
ALTURA MARKETS, A.V., S.A.	MADRID	SECURITIES DEALER	50.00	0.00	50.00		10,000	326	4,864	5,000
ANCLA INVESTMENTS, S.A.	PANAMA	PORTFOLIO	0.00	100.00	100.00		10	104,364	18,425	8,142
APOYO MERCANTIL S.A. DE C.V.	MEXICO	INSTRUM. REAL EST.	0.00	100.00	100.00		664	-624	-2	0
AQUANETUN, S.A.	MADRID	PORTFOLIO	100.00	0.00	100.00		6,657	1,106	220	7,583
ARAGON HOLDINGS LIMITED	GUERNSEY ISLANDS	FINANCE	99.90	0.00	99.90		2	27,703	1,226	38,976
ARGENTARIA CARTERA DE INVERSION, SIMCAV	MADRID	PORTFOLIO	75.41	0.00	75.41		55,633	78,978	-520	46,876
ARGENTARIA INTERNACIONAL DE PANAMA, S.A.	PANAMA	PENSIONS	0.00	100.00	100.00		1,201	1	147	1,254
ARGENTARIA SERVICIOS, S.A.	CHILE	SERVICES	100.00	0.00	100.00		1,096	42	120	676
ARGENTARIA, S.A.	MADRID	PORTFOLIO	100.00	0.00	100.00		60	-2	0	59
BANC INTERNACIONAL D’ANDORRA, S.A.	ANDORRA	BANKING	0.00	51.00	51.00		42,407	222,517	94,044	15,528
BANC INTERNACIONAL OF ANDORRA (CAYMAN) LTD.	CAYMAN ISLANDS	BANKING	0.00	100.00	100.00		4,768	2,165	6	4,788
BANCA MORA, S.A.	ANDORRA	BANKING	0.00	100.00	100.00	(1)	30,060	0	0	0
BANCO BILBAO VIZCAYA (DEUTSCHLAND), A.G.	GERMANY	BANKING	0.00	100.00	100.00		256	5,980	103	279
BANCO BILBAO VIZCAYA ARGENTARIA (PANAMA), S.A.	PANAMA	BANKING	53.96	44.81	98.77		27,367	74,257	18,477	22,414
BANCO BILBAO VIZCAYA ARGENTARIA (PORTUGAL), S.A.	PORTUGAL	BANKING	9.52	90.48	100.00		125,000	40,544	13,970	263,466
BANCO BILBAO VIZCAYA ARGENTARIA BRASIL, S.A.	BRAZIL	BANKING	100.00	0.00	100.00		561,207	-97,409	71,664	652,911
BANCO BILBAO VIZCAYA ARGENTARIA PUERTO RICO, S.A.	PUERTO RICO	BANKING	0.00	100.00	100.00		132,300	164,899	40,975	132,300
BANCO BILBAO VIZCAYA ARGENTARIA URUGUAY, S.A.	URUGUAY	BANKING	100.00	0.00	100.00		45,821	38,463	-20,991	58,705
BANCO CONTINENTAL, S.A.	PERU	BANKING	0.00	91.54	91.54		212,665	39,564	32,307	397,206
BANCO DE CREDITO LOCAL, S.A.	MADRID	BANKING	100.00	0.00	100.00		151,043	121,099	49,311	509,597
BANCO DE PROMOCION DE NEGOCIOS, S.A.	VALENCIA	BANKING	0.00	99.74	99.74		14,039	17,919	615	15,106
BANCO DEPOSITARIO BBVA, S.A.	MADRID	BANKING	0.00	100.00	100.00		5,412	16,108	38,500	1,595
BANCO FRANCES (CAYMAN), LTD	CAYMAN ISLANDS	BANKING	0.00	100.00	100.00		78,463	484,328	-234,536	400,964
BANCO INDUSTRIAL DE BILBAO, S.A.	BILBAO	BANKING	0.00	99.92	99.92		32,775	131,695	112,932	97,211
BANCO OCCIDENTAL, S.A.	MADRID	BANKING	49.43	50.57	100.00		11,630	2,561	446	14,582
BANCO PROVINCIAL OVERSEAS N.V.	DUTCH ANTILLES	BANKING	0.00	100.00	100.00		28,607	1,305	1,586	31,290

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

AS OF DECEMBER 31, 2002

Company	Location (*)	Line of Business	Direct	Indirect	Total	Capital Stock	Reserves	Net Income (Loss) for 2002	Net Investment G.E.
			Percentage of Ownership			Thousands of Euros (*)
BANCO PROVINCIAL S.A.—BANCO UNIVERSAL	VENEZUELA	BANKING	1.85	53.69	55.54	63,258	197,440	158,243	348,551
BANCO UNO-E BRASIL, S.A.	BRAZIL	BANKING	100.00	0.00	100.00	12,228	390	1,789	16,927
BANCOMER ASSET MANAGEMENT INC.	U.S.	FINANCE	0.00	100.00	100.00	5	-2	-1	2
BANCOMER FINANCIAL SERVICES INC.	U.S.	FINANCE	0.00	100.00	100.00	4,461	-13	-314	4,156
BANCOMER FOREIGN EXCHANGE INC.	U.S.	FINANCE	0.00	100.00	100.00	1,907	868	208	2,957
BANCOMER PAYMENT SERVICES INC.	U.S.	FINANCE	0.00	100.00	100.00	53	1	-15	41
BANCOMER SECURITIES INTERNATIONAL, INC.	U.S.	FINANCE	0.00	100.00	100.00	3,251	-2,920	3,886	3,814
BANCOMER TRANSFER SERVICE	U.S.	FINANCE	0.00	100.00	100.00	2,861	10,187	6,473	18,846
BANINBAO DE INVERSIONES, S.A.	MADRID	PORTFOLIO	0.00	100.00	100.00	734	747	36	1,516
BBV ADMINISTRADORA DE CARTOES LTDA.	BRAZIL	FINANCE	0.00	100.00	100.00	4,453	573	-6,252	321
BBV AMERICA FUND MANAGER LTD	CAYMAN ISLANDS	FINANCE	0.00	100.00	100.00	458	10,825	4,530	445
BBV AMERICA, S.L.	BILBAO	PORTFOLIO	100.00	0.00	100.00	583,127	340,119	-474,124	332,823
BBV BANCO DE FINANCIACION S.A.	BILBAO	BANKING	0.00	100.00	100.00	58,298	7,591	1,349	64,200
BBV BANCO DE INVESTIMENTO, S.A.	BRAZIL	BANKING	0.00	100.00	100.00	3,681	397	167	4,204
BBV BRASIL CIA. SECURITIZADORA DE CREDITOS FINANCEIROS	BRAZIL	FINANCE	0.00	100.00	100.00	10,157	114	0	6,652
BBV CARTOES, CREDITO, FINANCIAMENTO E INVESTIMENTO, S.A.	BRAZIL	BANKING	0.00	100.00	100.00	14,258	-5,972	-7,918	2,328
BBV CORRETORA DE CAMBIO E VALORES MOBILIARIOS LTDA.	BRAZIL	SERVICES	0.00	100.00	100.00	7,324	160	483	7,846
BBV GESTION DE CAPITALES, S.A. S.G.C.	MADRID	FINANCE	100.00	0.00	100.00	903	2,981	1,314	1,271
BBV LEASING BRASIL S.A. ARRENDAMENTO MERCANTIL	BRAZIL	FINANCE	0.00	100.00	100.00	8,081	578	2,312	10,398
BBV PRIVANZA SERVICIOS PATRIMONIALES, S.L.	MADRID	FINANCE	0.00	100.00	100.00	3	323	47	1
BBV SECURITIES HOLDINGS, S.A.	BILBAO	PORTFOLIO	99.86	0.14	100.00	15,571	13,507	4,414	33,495
BBV SERVIÇOS E NEGOCIOS LTDA.	BRAZIL	SERVICES	0.00	100.00	100.00	8,027	-428	-1,498	6,473
BBV TRUST COMPANY (CAYMAN), LTD	CAYMAN ISLANDS	FINANCE	0.00	100.00	100.00	477	23	-83	556
BBVA & PARTNERS ALTERNATIVE INVESTMENT A.V., S.A.	MADRID	SECURITIES DEALER	70.00	0.00	70.00	908	-64	75	967
BBVA AREA INMOBILIARIA, S.L.	MADRID	INSTRUM. REAL EST.	100.00	0.00	100.00	72,475	41,387	201,066	109,537
BBVA BANCO BHIF, S.A.	CHILE	BANKING	59.19	6.92	66.11	201,086	111,273	30,972	264,880
BBVA BANCO FRANCES, S.A.	ARGENTINA	BANKING	40.71	38.92	79.63	104,010	828,675	-351,765	71,158
BBVA BANCO GANADERO, S.A.	COLOMBIA	BANKING	76.14	19.22	95.36	24,188	152,254	-6,926	130,985
BBVA BANCOMER ASESORA DE FONDOS, S.A. DE C.V.	MEXICO	FINANCE	0.00	100.00	100.00	5	11	-13	5
BBVA BANCOMER GESTION, S.A. DE C.V.	MEXICO	FINANCE	0.00	99.99	99.99	91	572	9,678	8,747
BBVA BANCOMER HOLDING CORPORATION	U.S.	PORTFOLIO	0.00	100.00	100.00	2,565	-2,262	3,500	3,452
BBVA BANCOMER SERVICIOS ADMINISTRATIVOS, S.A. DE C.V.	MEXICO	FINANCE	0.00	100.00	100.00	5	31	102	121
BBVA BANCOMER SERVICIOS, S.A.	MEXICO	BANKING	0.00	100.00	100.00	329,788	92,154	98,774	504,455
BBVA BANCOMER, S.A. DE C.V.	MEXICO	BANKING	0.00	100.00	100.00	348,941	2,788,759	585,481	3,615,631
BBVA BOLSA S.V., S.A.	BILBAO	SECURITIES DEALER	89.97	10.03	100.00	6,892	144,480	21,140	39,699
BBVA CAPITAL FUNDING, LTD.	CAYMAN ISLANDS	FINANCE	100.00	0.00	100.00	0	544	36,708	0
BBVA CAPITAL MARKETS OF PUERTO RICO, INC	PUERTO RICO	FINANCE	100.00	0.00	100.00	768	5,310	558	8,513
BBVA COMMERCIAL PAPER, LIMITED	CAYMAN ISLANDS	FINANCE	100.00	0.00	100.00	10	0	33	10

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

AS OF DECEMBER 31, 2002

			Percentage of Ownership
Company	Location (*)	Line of Business	Direct	Indirect	Total	Capital Stock	Reserves	Net Income (Loss) for 2002	Net Investment G.E.
						Thousands of Euros (**)
BBVA CRECER AFP, S.A.	DOMINICAN REPUBLIC	FINANCE	70.00	0.00	70.00	5,219	0	-932	3,650
BBVA DINERO EXPRESS, S.A.	SPAIN	FINANCE	100.00	0.00	100.00	3,306	0	-336	3,306
BBVA E-COMMERCE, S.A.	BILBAO	SERVICES	100.00	0.00	100.00	60,000	-763	-9,709	49,529
BBVA FACTORING E.F.C., S.A.	MADRID	FINANCE	0.00	100.00	100.00	26,874	118,889	5,662	126,447
BBVA FIDUCIARIA, S.A.	COLOMBIA	FINANCE	0.00	99.98	99.98	2,917	1,144	26	4,073
BBVA FINANCE (DELAWARE) INC.	U.S.	FINANCE	100.00	0.00	100.00	143	406	-17	143
BBVA FINANCE (UK), LTD.	U.K.	FINANCE	0.00	100.00	100.00	3,459	8,315	420	3,324
BBVA FINANCE SPA.	ITALY	FINANCE	100.00	0.00	100.00	4,648	361	57	4,648
BBVA FUNDOS	PORTUGAL	FINANCE	0.00	100.00	100.00	1,000	2,759	702	998
BBVA GEST	PORTUGAL	FINANCE	0.00	100.00	100.00	1,000	4,315	1,178	998
BBVA GESTINOVA CAPITAL S.G.I.I.C.,S.A	MADRID	FINANCE	100.00	0.00	100.00	12,080	5,221	1,015	11,119
BBVA GESTION,SOCIEDAD ANONIMA, SGIIC	MADRID	FINANCE	17.00	83.00	100.00	2,140	79,519	48,292	11,436
BBVA GLOBAL FINANCE LTD.	CAYMAN ISLANDS	FINANCE	100.00	0.00	100.00	1	2,936	20	0
BBVA HORIZONTE PENSIONES Y CESANTIAS, S.A.	COLOMBIA	PENSIONS	78.52	1.76	80.28	11,559	11,658	12,333	84,565
BBVA HORIZONTE, S.A.	PANAMA	PENSIONS	90.00	0.00	90.00	4,768	0	446	4,291
BBVA INTERNATIONAL INVESTMENT CORPORATION	PUERTO RICO	FINANCE	100.00	0.00	100.00	286	-141,120	-399	3,247,106
BBVA INTERNATIONAL LIMITED	CAYMAN ISLANDS	FINANCE	100.00	0.00	100.00	1	3,374,666	183,576	1
BBVA IRELAND PUBLIC LIMITED COMPANY	IRELAND	FINANCE	100.00	0.00	100.00	312	220,532	16,668	180,381
BBVA LEASING SOC. LOCACAO FINANCEIRA (PORTUGAL)	PORTUGAL	FINANCE	0.00	100.00	100.00	12,500	296	-854	12,488
BBVA PARAGUAY, S.A.	PARAGUAY	BANKING	99.99	0.00	99.99	4,402	7,926	7,193	16,985
BBVA PARTICIPACIONES INTERNACIONAL, S.L.	MADRID	FINANCE	92.69	7.31	100.00	53,307	247,806	6,541	272,517
BBVA PENSIONES CHILE, S.A.	CHILE	PENSIONS	32.23	67.77	100.00	196,815	45,301	20,946	268,440
BBVA PENSIONES, SA, ENTIDAD GESTORA DE FONDOS DE PENSIONES	MADRID	PENSIONS	100.00	0.00	100.00	12,922	70,016	56,167	12,922
BBVA PR HOLDING CORPORATION	U.S.	PORTFOLIO	100.00	0.00	100.00	132,300	238	782	332,250
BBVA PREFERRED CAPITAL	CAYMAN ISLANDS	FINANCE	100.00	0.00	100.00	1	0	30,141	1
BBVA PRIVANZA (PORTUGAL),SOCIEDADE GESTORA DE PATRIMO.,S.A	PORTUGAL	FINANCE	0.00	100.00	100.00	500	352	148	2,306
BBVA PRIVANZA BANCO, S.A.	MADRID	BANKING	100.00	0.00	100.00	18,317	34,345	18,393	34,585
BBVA PRIVANZA BANK (JERSEY), LTD.	CHANNEL ISLANDS	BANKING	0.00	100.00	100.00	10,003	79,851	4,755	20,610
BBVA PRIVANZA BANK (SWITZERLAND) LTD.	SWITZERLAND	BANKING	39.72	60.28	100.00	49,917	100,674	19,069	58,769
BBVA PRIVANZA GESTORA SGIIC, S.A.	MADRID	FINANCE	0.00	100.00	100.00	3,907	10,607	14,914	3,906
BBVA PRIVANZA INTERNATIONAL (GIBRALTAR),LTD	GIBRALTAR	BANKING	0.00	100.00	100.00	3,075	323,287	46,784	8,523
BBVA PROMOCIONES, S.A.	MADRID	PORTFOLIO	0.00	100.00	100.00	285	82	16	354
BBVA RENTING, S.A.	MADRID	FINANCE	0.00	100.00	100.00	47,118	9,601	7,400	20,557

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

AS OF DECEMBER 31, 2002

			Percentage of Ownership
Company	Location (*)	Line of Business	Direct	Indirect	Total	Capital Stock	Reserves	Net Income (Loss) for 2002	Net Investment G.E.
						Thousands of Euros (**)
BBVA SECURITIES HOLDINGS (UK) LIMITED	U.K.	FINANCE	0.00	100.00	100.00	31,781	-31,595	-312	0
BBVA SECURITIES INC.	U.S.	FINANCE	0.00	100.00	100.00	0	38,149	-1,384	36,850
BBVA SECURITIES LTD.	U.K.	FINANCE	0.00	100.00	100.00	37,141	-32,428	-639	3,106
BBVA SFAC.	PORTUGAL	FINANCE	0.00	100.00	100.00	15,500	407	-6,923	23,237
BBVA SOCIEDAD LEASING HABITACIONAL BHIF	CHILE	FINANCE	0.00	97.48	97.48	2,387	1,288	1,747	5,056
BBVA VALORES GANADERO, S.A. COMISIONISTA DE BOLSA	COLOMBIA	FINANCE	0.00	100.00	100.00	1,293	1,116	800	3,045
BBVA, S.A.	BILBAO	PORTFOLIO	99.99	0.01	100.00	60	2	1	60
BBVA-BANCOMER CAPITAL TRUST I.	CAYMAN ISLANDS	FINANCE	0.00	100.00	100.00	14,746	0	0	14,720
BCL INTNAL. FINC. LTD.	CAYMAN ISLANDS	FINANCE	0.00	100.00	100.00	0	282	60	0
BCL PARTICIPACIONES, S.L.	MADRID	PORTFOLIO	0.00	100.00	100.00	3,723	-657	-1,671	1,395
BERMEO, S.A.	BILBAO	PORTFOLIO	100.00	0.00	100.00	3,010	1,160	103	4,273
BEX AMERICA FINANCE INCORPORATED	U.S.	FINANCE	100.00	0.00	100.00	1	0	0	0
BEXCARTERA, S.I.M.C.A.V., S.A.	MADRID	PORTFOLIO	0.00	79.92	79.92	4,176	10,891	-3,002	8,519
BHIF ADMINISTRADORA DE FONDOS DE INVERSION, S.A.	CHILE	FINANCE	0.00	100.00	100.00	1,659	288	17	1,963
BHIF ADMINISTRADORA DE FONDOS MUTUOS, S.A.	CHILE	FINANCE	0.00	100.00	100.00	1,995	3,501	2,181	7,377
BHIF ADMINISTRADORA DE FONDOS PARA LA VIVIENDA, S.A.	CHILE	FINANCE	0.00	100.00	100.00	601	-232	37	401
BHIF ASESORIAS Y SERVICIOS FINANCIEROS, S.A.	CHILE	FINANCE	0.00	98.60	98.60	217	680	569	1,371
BHIF CORREDORES DE BOLSA, S.A.	CHILE	SECURITIES DEALER	0.00	100.00	100.00	8,543	810	2,211	11,243
BI-BM GESTIO D’ACTIUS, S.A.	ANDORRA	FINANCE	0.00	51.00	51.00	301	1,215	8,861	154
BILBAO VIZCAYA AMERICA B.V.	NETHERLANDS	FINANCE	0.00	100.00	100.00	20	775,985	-362,412	449,292
BILBAO VIZCAYA HOLDING, S.A.	BILBAO	PORTFOLIO	89.00	11.00	100.00	35,549	34,839	-6,794	34,771
BILBAO VIZCAYA INVESTMENT ADVISORY COMPANY	LUXEMBOURG	FINANCE	100.00	0.00	100.00	75	10,240	-1,600	77
BILBAO VIZCAYA INVESTMENTS, BV	NETHERLANDS	FINANCE	100.00	0.00	100.00	20	413	-75	18
BROOKLINE INVESTMENTS,S.L.	SPAIN	PORTFOLIO	100.00	0.00	100.00	3	32,392	-774	33,969
CANAL INTERNATIONAL HOLDING (NETHERLANDS) BV.	NETHERLANDS	PORTFOLIO	0.00	100.00	100.00	150	544	3,002	494
CANAL INTERNATIONAL HOLDING, S.A.	LUXEMBOURG	PORTFOLIO	36.00	64.00	100.00	149,893	628,403	85,820	255,843
CANAL REAL ESTATE, S.A.	PANAMA	FINANCE	0.00	100.00	100.00	7,124	-1,654	-208	7,124
CANAL TRUST COMPANY, LTD.	CHANNEL ISLANDS	FINANCE	0.00	100.00	100.00	38	0	725	38
CARTERA E INVERSIONES S.A., CIA DE	MADRID	PORTFOLIO	100.00	0.00	100.00	132	71,698	130,709	60,541
CASA DE BOLSA BBV—PROBURSA, S.A. DE C.V.	MEXICO	FINANCE	0.00	100.00	100.00	54,652	16,993	8,244	78,528
CASA DE CAMBIO PROBURSA, S.A. DE C.V.	MEXICO	INSTRUM. REAL EST.	0.00	89.56	89.56	8	9	0	15
CATYA INVESTMENTS LIMITED	CAYMAN ISLANDS	FINANCE	0.00	100.00	100.00	0	0	204	10

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

AS OF DECEMBER 31, 2002

			Percentage of Ownership
Company	Location (*)	Line of Business	Direct	Indirect	Total	Capital Stock	Reserves	Net Income (Loss) for 2002	Net Investment G.E.
						Thousands of Euros (**)
CIA. GLOBAL DE MANDATOS Y REPRESENTACIONES, S.A.	URUGUAY	FINANCE	0.00	100.00	100.00	11	0	-1,119	11
CIDESSA DOS, S.L.	BILBAO	PORTFOLIO	0.00	100.00	100.00	72	9,440	-171	9,266
CIDESSA UNO, S.L.	BILBAO	PORTFOLIO	0.00	100.00	100.00	60	16,827	13,949	4,754
CIERVANA, S.L.	BILBAO	PORTFOLIO	100.00	0.00	100.00	6,026	41,505	1,932	49,463
COMPAÑIA CHILENA DE INVERSIONES, S.L.	SPAIN	FINANCE	100.00	0.00	100.00	3	173,291	-3,889	246,169
CONSOLIDAR A.F.J.P., S.A.	ARGENTINA	PENSIONS	46.11	53.89	100.00	996	70,930	-8,976	59,598
CONSULTORES DE PENSIONES BBV, S.A.	MADRID	PENSIONS	0.00	100.00	100.00	60	880	109	175
CONTABILIDAD Y ADMINISTRACION DE NEGOCIOS, S.A. DE C.V.	MEXICO	SERVICES	0.00	96.00	96.00	0	9	0	5
CONTIDATA, S.A.	PERU	SERVICES	0.00	100.00	100.00	4,086	566	1,203	4,236
CONTINENTAL BOLSA, SDAD. AGENTE DE BOLSA S.A.	PERU	SECURITIES DEALER	0.00	100.00	100.00	1,503	50	482	1,527
CONTINENTAL S. TITULIZADORA	PERU	SERVICES	0.00	100.00	100.00	490	11	-30	459
CONTINENTAL S.A. SOCIEDAD ADMINISTRADORA DE FONDOS	PERU	FINANCE	0.00	100.00	100.00	2,546	79	664	2,590
CORPORACION AREA INMOBILIARIA BBVA, S.L.	MADRID	PORTFOLIO	0.00	100.00	100.00	97,455	62,327	26,453	162,449
CORPORACION DE ALIMENTACION Y BEBIDAS, S.A.	BILBAO	PORTFOLIO	0.00	100.00	100.00	54,090	91,956	4,484	138,508
CORPORACION DE SERVICIOS LOGISTICOS, S.A.	MADRID	PORTFOLIO	87.64	12.36	100.00	2,009	-1,005	8	1,013
CORPORACION GENERAL FINANCIERA, S.A.	MADRID	PORTFOLIO	100.00	0.00	100.00	149,152	711,295	265,597	541,251
CORPORACION IBV PARTICIPACIONES EMPRESARIALES, S.A.	SPAIN	PORTFOLIO	0.00	50.00	50.00	228,446	45,676	-16,550	136,586
CORPORACION IBV SERVICIOS Y TECNOLOGIAS, S.A.	BILBAO	PORTFOLIO	0.00	50.00	50.00	265,642	262,798	-4,534	0
CORPORACION INDUSTRIAL Y DE SERVICIOS, S.L.	BILBAO	PORTFOLIO	0.00	100.00	100.00	60	127,099	-126,814	345
CREDILOGROS COMPAÑIA FINANCIERA, S.A.	ARGENTINA	FINANCE	29.96	70.04	100.00	16,133	24,686	-35,072	13,041
DESARROLLO OMEGA, S.A.	PANAMA	PORTFOLIO	0.00	100.00	100.00	10	445	155	10
DESITEL TECNOLOGIA Y SISTEMAS, S.A. DE C.V.	MEXICO	SERVICES	0.00	100.00	100.00	272	1,198	-102	1,384
DEUSTO, S.A. DE INVERSION MOBILIARIA	BILBAO	PORTFOLIO	0.00	100.00	100.00	3,624	6,679	476	10,778
E-VENTURES CAPITAL INTERNET, S.A.	BILBAO	PORTFOLIO	0.00	50.00	50.00	3,012	23,130	-11,530	0
ELANCHOVE, S.A.	BILBAO	PORTFOLIO	100.00	0.00	100.00	1,204	1,367	-55	1,500
EUROPEA DE TITULIZACION, S.A., SDAD.GEST.DE FDOS.DE TITUL.	MADRID	FINANCE	82.97	0.00	82.97	1,803	1,154	1,374	1,506
EZIBRAS IMOVEIS E REPRESENTAÇOES LTDA.	BRAZIL	SERVICES	0.00	100.00	100.00	7,026	-1,819	-373	4,926
FACTOR MULTIBA, S.A. DE C.V.	MEXICO	FINANCE	0.00	100.00	100.00	1,834	-1,808	0	0
FACTORAJE PROBURSA, S.A. DE C.V.	MEXICO	INSTRUM. REAL EST.	0.00	100.00	100.00	3,017	-2,277	0	740
FAMIARO, S.A.	PANAMA	INSTRUM. REAL EST.	0.00	100.00	100.00	357	-99	-31	281
FINANCIERA ESPAÑOLA, S.A.	MADRID	PORTFOLIO	85.85	14.15	100.00	4,495	929	306	4,992
FINANZIA RENTING, S.A.	MADRID	FINANCE	0.00	100.00	100.00	60	2,056	1,266	79
FINANZIA TRUCK, EFC, S.A.	MADRID	FINANCE	0.00	100.00	100.00	5,416	2,269	1,459	8,596
FINANZIA, BANCO DE CREDITO, S.A.	MADRID	BANKING	0.00	100.00	100.00	14,983	65,710	15,470	56,203
FINIDES SDAD. COMANDITARIA POR ACCIONES	FRANCE	PORTFOLIO	0.00	100.00	100.00	6	0	0	10
FRANCES ADMINISTRADORA DE INVERSIONES, S.A. G.F.C.INVERS.	ARGENTINA	FINANCE	0.00	100.00	100.00	28	3,039	299	2,594
FRANCES VALORES SOCIEDAD DE BOLSA, S.A.	ARGENTINA	FINANCE	0.00	100.00	100.00	452	218	1,220	1,710

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

AS OF DECEMBER 31, 2002

			Percentage of Ownership
Company	Location (*)	Line of Business	Direct	Indirect	Total	Capital Stock	Reserves	Net Income (Loss) for 2002	Net Investment G.E.
						Thousands of Euros (**)
FRECCIA HOLDING,S.A.	PANAMA	INSTRUM. REAL EST.	0.00	100.00	100.00	10	-44	-98	0
FRONARINA, S.A.	PANAMA	INSTRUM. REAL EST.	0.00	100.00	100.00	10	-78	-57	0
GENERAL DE PARTICIPACIONES E INVERSIONES, S.A. SDAD.	MADRID	PORTFOLIO	100.00	0.00	100.00	156	44	8	192
GESCA, S.A.	BILBAO	PORTFOLIO	100.00	0.00	100.00	1,204	-265	-257	683
GESTION DE PREVISION Y PENSIONES, S.A.	MADRID	PENSIONS	70.00	0.00	70.00	12,600	4,483	1,361	8,830
GESTION Y ADMINISTRACION DE RECIBOS, S.A.	SPAIN	SERVICES	0.00	100.00	100.00	150	25	87	150
GFB SERVICIOS, S.A. DE C.V.	MEXICO	SERVICES	0.00	100.00	100.00	803	1,326	-327	1,857
GRAN JORGE JUAN, S.A.	MADRID	REAL ESTATE	100.00	0.00	100.00	13,222	-3,035	-71	10,116
GRELAR GALICIA, S.A.	BILBAO	PORTFOLIO	0.00	100.00	100.00	3,089	844	58	3,991
GRUPO FINANCIERO BBVA BANCOMER, S.A. DE C.V.	MEXICO	FINANCE	3.65	51.02	54.67	93,020	4,025,928	737,593	3,077,167
HOLDING CONTINENTAL, S.A.	PERU	PORTFOLIO	50.00	0.00	50.00	287,771	-4,652	-6,833	149,412
HOLDING DE CENTRALES INTEGRADAS DE MERCANCIAS, S.A.	MADRID	PORTFOLIO	0.00	100.00	100.00	5,788	-162	186	4,462
INMOBILIARIA ASUDI, S.A.	BILBAO	INSTRUM. REAL EST.	99.99	0.01	100.00	84	2,760	109	2,953
INMOBILIARIA BERNARDO, S.A.	BILBAO	INSTRUM. REAL EST.	51.22	48.78	100.00	736	3,489	2,291	3,932
INMOBILIARIA CONTINENTAL	PERU	INSTRUM. REAL EST.	0.00	100.00	100.00	36,959	-6,165	-4,416	26,807
INVERAHORRO, S.L.	BARCELONA	PORTFOLIO	100.00	0.00	100.00	61	392	8	465
INVERSIONES BANPRO INTERNATIONAL INC. N.V.	DUTCH ANTILLES	FINANCE	48.01	0.00	48.01	33,337	1,401	1,654	16,252
INVERSIONES BAPROBA, C.A.	VENEZUELA	SERVICES	100.00	0.00	100.00	1,046	260	244	2,483
INVERSIONES COPROVINCA, C.A.	VENEZUELA	PORTFOLIO	0.00	100.00	100.00	69	61	70	184
INVERSIONES MOBILIARIAS, S.L.	MADRID	PORTFOLIO	100.00	0.00	100.00	489	126	18	633
INVERSIONS I SERVEIS INTERNACIONALS, S.A. COMPANYIA DE	ANDORRA	PORTFOLIO	0.00	100.00	100.00	3,010	-3	2	3,010
INVERSORA OTAR, S.A.	ARGENTINA	PORTFOLIO	0.00	99.91	99.91	18	225,815	-182,972	590
KANTARA LIMITED	GUERNSEY	INSTRUM. REAL EST.	0.00	100.00	100.00	2	2,230	-57	1,871
LEADER MIX, S.A.	MADRID	SERVICES	100.00	0.00	100.00	60	5,446	-94	602
LEASIMO—SOCIEDADE DE LOCACAO FINANCEIRA, S.A.	PORTUGAL	FINANCE	0.00	100.00	100.00	7,500	8,221	394	11,576
LEHKA	PANAMA	INSTRUM. REAL EST.	0.00	100.00	100.00	284	-6	-1	284
MERCURY BANK & TRUST LTD.	CAYMAN ISLANDS	BANKING	0.00	100.00	100.00	3,989	11,472	969	16,302
MILANO GESTIONI, SRL.	ITALY	INSTRUM. REAL EST.	0.00	100.00	100.00	46	165	4	46
OCCIVAL, S.A.	MADRID	PORTFOLIO	100.00	0.00	100.00	3,141	3,689	178	7,008
OLIMAR, S.A.	BILBAO	PORTFOLIO	100.00	0.00	100.00	619	1,681	75	2,374
OPCION VOLCAN, S.A.	MEXICO	INSTRUM. REAL EST.	0.00	100.00	100.00	23,632	39,721	-883	62,615
PARTICIPACIONES ARENAL, S.L.	BILBAO	PORTFOLIO	0.00	100.00	100.00	4,673	1,017	128	5,808
PARTIDES SDAD. COMANDITARIA POR ACCIONES	FRANCE	PORTFOLIO	0.00	100.00	100.00	6	0	0	11
PILOT INVEST.SECS CORP.	CAYMAN ISLANDS	PORTFOLIO	100.00	0.00	100.00	0	14,565	3,660	0
PROBURSA INVESTMENT LIMITED	CAYMAN ISLANDS	PORTFOLIO	0.00	100.00	100.00	72	443	-315	230
PROCESOS OPERATIVOS, S.A.	MADRID	SERVICES	0.00	100.00	100.00	60	551	945	718
PROMOCION EMPRESARIAL XX, S.A.	MADRID	PORTFOLIO	100.00	0.00	100.00	1,599	329	428	1,522
PROMOCIONES INMOBILIARIAS ARJONA, S.A.	BILBAO	INSTRUM. REAL EST.	100.00	0.00	100.00	1,202	240	30	1,210

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

AS OF DECEMBER 31, 2002

			Percentage of Ownership
Company	Location (*)	Line of Business	Direct	Indirect	Total	Capital Stock	Reserves	Net Income (Loss) for 2002	Net Investment G.E.
						Thousands of Euros ( ** )
PROMOTORA PROMEX, S.A. DE C.V.	MEXICO	FINANCE	0.00	100.00	100.00	188	-152	0	36
PROVIDA INTERNACIONAL, S.A.	CHILE	PENSIONS	0.00	100.00	100.00	36,424	5,814	13,909	54,654
PROVINCIAL CORREDOR DE BOLSA DE PRODUCTOS AGRICOLAS, C.A.	VENEZUELA	SECURITIES DEALER	0.00	100.00	100.00	34	-12	-16	10
PROVINCIAL DE VALORES CASA DE BOLSA	VENEZUELA	FINANCE	0.00	90.00	90.00	2,064	489	2,136	3,769
PROVINCIAL SDAD.ADMIN.DE ENTIDADES DE INV.COLECTIVA, C.A.	VENEZUELA	FINANCE	0.00	100.00	100.00	1,066	66	470	1,666
PROVIVIENDA, ENTIDAD RECAUDADORA Y ADMIN.DE APORTES, S.A.	BOLIVIA	PENSIONS	0.00	100.00	100.00	136	67	15	1,399
PROYECTOS INDUSTRIALES CONJUNTOS, S.A. DE	BILBAO	PORTFOLIO	0.00	100.00	100.00	3,005	285	66	3,148
PSA FINANCE ARGENTINA COMPAÑIA FINANCIERA, S.A.	ARGENTINA	FINANCE	0.00	50.00	50.00	5,086	6,034	-4,480	3,649
RIO DE LA PLATA PARTICIPACOES, LTDA	BRAZIL	BANKING	0.00	100.00	100.00	27	382	-336	157
S.GESTORA FONDO PUBL.REGUL.MERCADO HIPOTECARIO, S.A.	MADRID	FINANCE	77.20	0.00	77.20	150	30	-1	138
S.I.P.I.E.M. S.A.	MOROCCO	PORTFOLIO	0.00	100.00	100.00	1,313	-1,210	0	0
SCALDIS FINANCE, S.A.	BELGIUM	PORTFOLIO	0.00	100.00	100.00	3,084	387	6	3,416
SERVICIOS CORPORATIVOS BANCOMER, S.A. DE C.V.	MEXICO	PENSIONS	0.00	100.00	100.00	5	232	22	256
SERVICIOS EXTERNOS DE APOYO EMPRESARIAL, S.A DE C.V.	MEXICO	SERVICES	0.00	100.00	100.00	692	745	-13	1,426
SOCIEDAD DE ESTUDIOS Y ANALISIS FINANC.,S.A.	MADRID	PORTFOLIO	100.00	0.00	100.00	1,470	171,238	-81	114,518
SOCIETAT GENERAL D’INVERSIONS, S.L.	ANDORRA	PORTFOLIO	0.00	100.00	100.00	1	1	72	1
SOCIETE HISPANO-MAROCAINE DE SERVICES, S.A.	MOROCCO	PORTFOLIO	0.00	100.00	100.00	1,219	-192	0	814
SPORT CLUB 18, S.A.	MADRID	PORTFOLIO	0.00	100.00	100.00	1,599	3,155	-18,065	0
TRANSITORY CO	PANAMA	INSTRUM. REAL EST.	0.00	100.00	100.00	10	-18	-283	0
UNO-E BANK, S.A.	MADRID	BANKING	51.00	0.00	51.00	54,091	51,766	-24,370	41,558
VIZCAYA INTERNATIONAL N.V.	NETHERLANDS	FINANCE	0.00	100.00	100.00	160	853	4	122

Information on foreign companies at exchange rate on 12/31/02

(1)	Consolidated with Banc Internacional D’Andorra, S.A.
(*)	For locations which are not countries or territories located outside of Spain, the country is Spain.
(**)	Unaudited data

EXHIBIT 8.1 PART II

ADDITIONAL INFORMATION ON OWNERSHIP INTERESTS HELD

BY THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

AS OF DECEMBER 31, 2002

(Including the most significant companies which, taken as a whole, represent 98% of the total investment in this connection)

			Percentage of Ownership
Company	Location (*)	Line of Business	Direct	Indirect	Total		Capital Stock	Reserves	Net Income (Loss)		Consolidated Cost
							Thousands of Euros
	A. COMPANIES ACCOUNTED FOR BY THE EQUITY METHOD
LISTED COMPANIES
ACERINOX, S.A.	MADRID	INDUSTRIAL	4.68	5.01	9.69	(3)	60,000	1,081,582	86,389	(1)	187,815
BANCA NAZIONALE DEL LAVORO, S.P.A.	ITALY	BANKING	14.61	0.00	14.61		1,073,946	2,508,944	32,762	(1)	510,373
BANCO ATLANTICO, S.A.	BARCELONA	BANKING	24.37	0.00	24.37		125,568	370,078	50,573	(1)	141,266
BANQUE DE CREDIT LYONNAIS, S.A.	FRANCE	BANKING	3.73	0.00	3.73		1,783,759	5,611,000	812,000	(1)	341,696
BRUNARA SIMCAV, S.A.	BILBAO	PORTFOLIO	0.46	13.61	14.07		28,026	294,610	-23,477		28,180
CEMENTOS LEMONA, S.A.	BILBAO	INDUSTRIAL	6.54	0.00	6.54		6,215	79,579	14,801	(1)	7,094
GRUPO AUXILIAR METALURGICO, S.A. (GAMESA)	VITORIA	INDUSTRIAL	0.91	18.89	19.80	(4)	40,550	154,260	62,062	(1)	88,109
IBERDROLA, S.A.	BILBAO	SERVICES	2.75	6.39	9.14	(5)	2,704,600	5,279,300	905,900	(1)	853,568
IBERIA LINEAS AEREAS DE ESPAÑA, S.A.	MADRID	SERVICES	9.41	0.00	9.41	(6)	712,110	392,297	53,138	(1)	152,828
REPSOL YPF Y EMPRESAS VINCULADAS	MADRID	SERVICES	7.86	0.29	8.15	(7)	1,221,000	12,292,000	1,025,000	(1)	1,566,824
SOGECABLE, S.A.	MADRID	SERVICES	0.16	5.01	5.17	(8)	194,048	152,658	2,798	(1)	17,073
TELEFONICA, S.A.	MADRID	SERVICES	2.51	4.02	6.53	(9)	4,671,920	18,822,190	1,835,800	(1)	1,584,191
TERRA NETWORKS, S.A.	MADRID	SERVICES	0.18	1.38	1.56	(10)	1,242,532	4,878,371	-566,298	(1)	70,680
THE ARGENTINE INVESTMENT COMPANY	ARGENTINA	PORTFOLIO	0.00	5.24	5.24		114	123,250	908	(2)	10,720
TUBOS REUNIDOS, S.A.	BILBAO	INDUSTRIAL	0.00	24.26	24.26		17,078	110,343	18,075	(1)	19,031
VIDRALA, S.A.	LLODIO-ALAVA	INDUSTRIAL	15.66	1.53	17.19		21,522	88,536	13,123	(1)	22,045
WAFABANK	MOROCCO	BANKING	0.00	9.99	9.99		62,880	38,115	35,749	(1)	30,801

EXHIBIT 8.1 PART II

ADDITIONAL INFORMATION ON OWNERSHIP INTERESTS HELD

BY THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

AS OF DECEMBER 31, 2002

(Including the most significant companies which, taken as a whole, represent 98% of the total investment in this connection)

			Percentage of Ownership
Company	Location (*)	Line of Business	Direct	Indirect	Total	Capital Stock	Reserves	Net Income (Loss)		Consolidated Cost
						Thousands of Euros
UNLISTED COMPANIES
COMPAÑIA ESPAÑOLA DE FINANCIACION DEL DESARROLLO S.A.	MADRID	SERVICES	21.82	0.00	21.82	39,396	5,214	1,064		10,225
CONCESION SABANA DE OCCIDENTE, S.A.	COLOMBIA	SERVICES	0.00	47.20	47.20	7,781	9,961	1,636		8,234
CONSERVAS GARAVILLA, S.A.	BERMEO-VIZCAYA	INDUSTRIAL	0.00	41.17	41.17	8,270	40,329	990	(1)	20,891
GRUBARGES INVERSION HOTELERA, S.L.	MADRID	SERVICES	33.33	0.00	33.33	228,873	28,501	6,790	(1)	98,233
HILO DIRECT SEGUROS Y REASEGUROS, S.A.	MADRID	INSURANCE	0.00	50.00	50.00	48,307	0	-10,162		20,883
HOLDING DE PARTICIPACIONES INDUSTRIALES 2000, S.A.	BILBAO	PORTFOLIO	0.00	50.00	50.00	41,469	-27,544	34,630		21,798
INICIATIVAS DE MERCADOS INTERACTIVOS, S.A.	MADRID	SERVICES	0.00	40.00	40.00	448	31,754	-4,671		7,543
LANDATA PAYMA, S.A.	SPAIN	SERVICES	0.00	50.00	50.00	15,381	54,685	-1,187		38,600
ONEXA, S.A. DE C.V.	MEXICO	FINANCE	0.00	49.80	49.80	334,737	-203,477	-79,246	(1)	6,531
PROMOTORA METROVACESA, S.L.	MADRID	REAL ESTATE	0.00	50.00	50.00	18,278	1,392	3,262		11,532
SOCIEDAD ADMINISTRADORA DE PENSIONES Y GARANTIAS PORVENIR	COLOMBIA	PENSIONS	0.00	20.00	20.00	16,863	35,963	10,115		10,051
TECNICAS REUNIDAS, S.A.	MADRID	SERVICES	0.00	25.00	25.00	5,687	87,825	14,757	(1)	37,779
OTHER COMPANIES										99,581
								TOTAL		6,024,175

Data taken from the latest financial statements (generally relating to 2001) approved as of the date of preparation of this annual report. In the case of foreign companies, the exchange rate as of the reference date is applied.

(1)	Consolidated data
(2)	Data as of 06/30/99
(3)	5.01% of which relates to the long-term holding
(4)	18.89% of which relates to the long-term holding
(5)	6.39% of which relates to the long-term holding
(6)	7.30% of which relates to the long-term holding
(7)	8.08% of which relates to the long-term holding
(8)	5.02% of which relates to the long-term holding
(9)	5.28% of which relates to the long-term holding, including 1.36% which is not accounted for by the equity method because its market risk is hedged with derivatives.
(10)	1.38% of which relates to the long-term holding
(*)	For locations which are not countries as territories located outside of Spain, the country is Spain.

EXHIBIT 8.1 PART III

ADDITIONAL INFORMATION ON COMPANIES IN THE NON-CONSOLIDABLE GROUP

OF THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

AS OF DECEMBER 31, 2002

(Including the most significant companies which, taken as a whole, represent 91% of total investment in this connection)

			Percentage of Ownership
Company	Location (*)	Line of Business	Direct	Indirect	Total	Capital Stock	Reserves	Net Income (Loss)	Consolidated Cost
						Thousands of Euros
LISTED COMPANIES
BBV CEME MONETARIO, S.A., SIMCAV	MELILLA	PORTFOLIO	56.67	0.00	56.67	12,941	-9,919	57	3,307

UNLISTED COMPANIES
ALMACENERA CONTINENTAL, S.A.	PERU	SERVICES	0.00	100.00	100.00	5,513	476	-728	4,210
ASSEGURANCES PRINCIPAT, S.A.	ANDORRA LA VELLA	INSURANCE	0.00	100.00	100.00	1,503	1,440	182	3,972
AUTOMERCANTIL-COMERCIO E ALUGER DE VEICULOS AUTOM., LDA.	PORTUGAL	SERVICES	0.00	100.00	100.00	1,247	16,364	1,112	17,723
BBV INSERVEX, S.A.	MADRID	SERVICES	100.00	0.00	100.00	1,202	834	282	3,055
BBV PARQUE ROZAS, S.A.	MADRID	REAL ESTATE	0.00	100.00	100.00	601	6,133	117	6,921
BBV PREVIDENCIA E SEGURADORA BRASIL, S.A.	BRAZIL	INSURANCE	0.00	100.00	100.00	5,797	212	2,031	4,507
BBV PROMOCIONES DEL NOROESTE, S.A.	MADRID	REAL ESTATE	0.00	100.00	100.00	5,709	3,593	1,268	10,849
BBV REALTY, S.A.	MADRID	REAL ESTATE	0.79	99.21	100.00	3,906	791	156	4,585
BBV SEGUROS, S.A.	ARGENTINA	INSURANCE	87.78	12.22	100.00	1,166	5,392	251 (1)	8,174
BBV URDANIBIA, S.A.	MADRID	REAL ESTATE	0.00	75.00	75.00	1,202	5,369	771	5,873
BBVA BROKER, CORREDURIA DE SEGUROS Y REASEGUROS, S.A.	BILBAO	INSURANCE	0.00	100.00	100.00	60	1,048	1,590	3,715
BBVA CORREDORA TECNICA DE SEGUROS BHIF LTDA.	CHILE	INSURANCE	0.00	100.00	100.00	2	1,284	1,344	3,702
BBVA DESARROLLOS INMOBILIARIOS, S.L.	MADRID	REAL ESTATE	0.00	100.00	100.00	31,316	2,087	20,093	37,719
BBVA SEGUROS DE VIDA, S.A.	CHILE	INSURANCE	0.00	100.00	100.00	5,049	11	360	4,110
BBVA SEGUROS GANADERO COMPAÑIA DE SEGUROS DE VIDA, S.A.	COLOMBIA	INSURANCE	94.00	6.00	100.00	25,649	-207	-15,668	6,874
BBVA SEGUROS, S.A.	MADRID	INSURANCE	97.15	2.78	99.93	180,377	43,836	91,767	340,099
BBVA TRADE, S.A.	MADRID	SERVICES	0.00	100.00	100.00	1,803	7,579	996	23,386
CENTRO LOGISTICO DE ABASTECIMIENTO, S.A.	MADRID	REAL ESTATE	0.00	100.00	100.00	7,688	2,242	2,977	10,685
CONSOLIDAR ASEGURADORA DE RIESGOS DEL TRABAJO, S.A.	ARGENTINA	INSURANCE	87.50	12.50	100.00	777	22,216	-1,960 (1)	29,230
CONSOLIDAR CIA. DE SEGUROS DE RETIRO, S.A.	ARGENTINA	INSURANCE	33.33	66.67	100.00	777	11,553	-1,751 (1)	11,775
CONSOLIDAR CIA. DE SEGUROS DE VIDA, S.A.	ARGENTINA	INSURANCE	34.04	65.96	100.00	777	8,884	-1,188 (1)	10,232
DESARROLLO URBANISTICO DE CHAMARTIN, S.A.	MADRID	REAL ESTATE	0.00	72.50	72.50	13,523	-457	-310	52,925
EDIFICIO LINARES, S.L.	MADRID	REAL ESTATE	100.00	0.00	100.00	4,988	-112	-181	4,395
EL ENCINAR METROPOLITANO, S.A.	MADRID	REAL ESTATE	0.00	98.76	98.76	64	7,598	269	11,294
FINANZIA AUTORENTING, S.A.	BARCELONA	SERVICES	0.00	85.00	85.00	6,880	3,023	1,257	11,179
GRUPO CONSTRUCTORA RAM, S.A. DE C.V.	MEXICO	REAL ESTATE	0.00	55.00	55.00	26,524	7,429	-812	10,994
INMOBILIARIA BILBAO, S.A.	MADRID	REAL ESTATE	0.00	100.00	100.00	1,746	1,554	149	11,169
INMOBILIARIA Y PROMOTORA RURAL MEXIQUENSE, S.A DE C.V.	MEXICO	REAL ESTATE	0.00	73.66	73.66	62,182	-28,598	-360	10,992
LARRABEZUA INMOBILIARIA, S.L.	BILBAO	REAL ESTATE	0.00	100.00	100.00	3	3,891	182	4,298
MARQUES DE CUBAS 21, S.L.	MADRID	REAL ESTATE	100.00	0.00	100.00	2,863	431	101	2,717
MEDITERRANIA DE PROMOCIONS I GESTIONS INMOBILIARIES, S.A.	BARCELONA	REAL ESTATE	0.00	100.00	100.00	909	-207	-194	3,424
PENSIONES BANCOMER, S.A. DE C.V.	MEXICO	INSURANCE	0.00	100.00	100.00	20,881	1,336	15,860	49,011
PROMOCION DE NEGOCIOS MOBILIARIOS E INMOB., S.A.	BILBAO	REAL ESTATE	100.00	0.00	100.00	3,253	656	219	3,902
RESIDENTARIA, S.L.	MADRID	SERVICES	99.99	0.01	100.00	1,427	-114	-223	2,490
SEGUROS BANCOMER, S.A. DE C.V.	MEXICO	INSURANCE	24.99	75.01	100.00	21,728	79,272	19,103	92,743
SEGUROS PROVINCIAL, C.A.	VENEZUELA	INSURANCE	0.00	100.00	100.00	1,925	3,308	1,995	8,513
SENORTE VIDA Y PENSIONES, S.A. CIA.DE SEGUROS Y REASEG.	MADRID	INSURANCE	0.00	100.00	100.00	33,356	6,958	1,511	43,181
SUERTES NUEVAS, S.A.	MADRID	REAL ESTATE	0.00	100.00	100.00	3,067	4,481	167	7,687
UNITARIA INMOBILIARIA, S.L.	MADRID	REAL ESTATE	0.00	100.00	100.00	42,071	1,575	14,286	51,131
URBANIZADORA TINERFEÑA, S.A.	MADRID	REAL ESTATE	0.00	100.00	100.00	6,987	1,058	510	10,733
VISACOM, S.A. DE C.V.	MEXICO	SERVICES	0.00	100.00	100.00	4,124	-3,429	-116	3,446

OTHER COMPANIES									88,761
								TOTAL	1,039,688

Data taken from the latest financial statements (generally relating to 2001) approved as of the date of preparation of this annual report.

In the case of foreign companies, the exchange rate as of the reference date is applied.

(1)	Data as of 06/30/02
(*)	For locations which are not countries as territories located outside of Spain, the country is Spain.

EXHIBIT 8.1 Part IV

NOTIFICATION OF ACQUISITION OF INVESTEES

(ART. 86 OF THE CORPORATIONS LAW AND ART. 53 OF SECURITIES MARKET LAW 24/1988)

Investee	Line of Business	Net Percentage Acquired/(Sold) in the Year	Percentage at Year-End	Date of Notification to Investee
		Percentage of Ownership
Acquisitions in 2001

ADVANCED ENGINEERING MANAGEMENT, S.A.	SERVICES	100.00	100.00	09/18/01
ARGENTARIA AHORRO SIMCAV	FINANCE	13.14	74.31	05/14/01, 11/16/01
BANCO DE CREDITO LOCAL, S.A.	BANKING	40.00	100.00	02/16/01
BBVA & PARTNERS, S.A.	FINANCE	12.05	63.84	01/14/02
BODEGAS Y BEBIDAS, S.A.	COMMERCIAL	(39.10)	0.00	01/10/02
EL ENCINAR METROPOLITANO, S.A.	REAL ESTATE	28.36	98.76	07/11/01
FINANZIA TRUCK, EFC, S.A.	FINANCE	40.00	100.00	08/10/01
HILO DIRECT SEGUROS Y REASEGUROS, S.A.	INSURANCE	21.43	50.00	02/16/01
HTI TASK S.L.	SERVICES	100.00	100.00	12/18/01
IBAIBIDE, S.A.	REAL ESTATE	17.21	17.21	04/17/01
ILUSTRACION SIMCAV., S.A.	PORTFOLIO	(15.34)	4.96	04/17/01
INICIATIVAS DE MERCADOS INTERACTIVOS, S.A.	SERVICES	40.00	40.00	12/17/01
SERVICIOS DE AUTOMOCION Y MOVILIDAD, S.L.	SERVICES	40.00	40.00	01/14/02
SHOPNET BROKERS, S.A.	SERVICES	6.07	19.74	07/11/01
URBAPLAN 2.001, S.A.	REAL ESTATE	33.30	33.30	01/14/02
VALDEVIVAR, S.A.	REAL ESTATE	45.00	100.00	01/14/02

Acquisitions in 2002

ACERINOX, S.A.	INDUSTRIAL	(4.12)	9.69	12/17/02
ACESA INFRAESTRUCTURAS, S,A.	SERVICES	(5.28)	0.12	10/15/02
ARGENTARIA AHORRO, S.A., SIMCAV (1)	PORTFOLIO	(74.31)	0.00	02/18/02 and 01/17/03
BBV CEME MONETARIO, S.A., SIMCAV	PORTFOLIO	56.67	56.67	07/16/02 and 01/17/03
BBV SAN IGNACIO, S.A. (2)	REAL ESTATE	(67.50)	0.00	03/20/02 and 04/16/02
BBV URDANIBIA, S.A.	REAL ESTATE	5.50	75.00	03/20/02
BBVA & PARTNERS ALTERNATIVE INVESTMENT A.V., S.A.	SECURITIES DEALER	6.16	70.00	08/16/02
BOLSAS Y MERCADOS ESPAÑOLES SDAD.HOLDING MERCAD.Y SIT.FIN.	FINANCE	10.45	10.45	12/16/02
ECUALITY E-COMMERCE QUALITY, S.A.	SERVICES	28.00	28.00	02/18/02
GLADIUS CONSULTING, S.L.	REAL ESTATE	10.00	36.00	01/10/03
METROVACESA, S.A.	REAL ESTATE	(28.28)	0.58	07/17/02
PROYECTOS INDUSTRIALES CONJUNTOS, S.A. DE	PORTFOLIO	50.00	100.00	02/18/02
RESIDENCIAL O’DONNELL, S.A. (2)	REAL ESTATE	(75.00)	0.00	04/16/02

(1)	Company absorbed by BBV CEME Monetario, S.A., SIMCAV in December 2002
(2)	Company absorbed by BBV URDANIBIA, S.A. in December 2002